Related-Party Transactions and Exempt Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions and Exempt Party-in-Interest Transactions	Related-Party Transactions and Exempt Party-in-Interest Transactions
The Plan owns 567,807 and 671,053 shares of Columbia Financial, Inc. common stock as of December 31, 2025 and 2024, respectively. During 2025, the Plan purchased 20,561 shares of stock at an aggregate cost of $318,592 and sold 123,806 shares of stock for total proceeds of $2,616,281. The Bank pays for fees for accounting and the administrative services. Additionally, certain employees and officers of the Bank, who are also participants in the Plan, perform administrative services for the Plan at no cost. Fees paid by the Plan for the investment management services are included in net appreciation in fair value of investments. Notes receivable from participants held by the Plan also reflects party-in-interest transactions.

Certain Plan investments were invested in funds managed by FMTC. FMTC is the trustee as defined by the Plan and, therefore, these transactions qualify as party-in-interest transactions.

The plan has an agreement with Fidelity Workplace Services LLC ("FWS"), whereby FWS provides the Plan a reimbursement of certain expenses charged to the Plan by the Plan's investments, as defined in the agreement. The amounts received from the trustee may be utilized to pay Plan administrative expenses and may also be allocated to participants that have an account balance as of a certain date at the discretion of the Company. For the year ended December 31, 2025, the arrangement resulted in other income of $331,903.